UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  May 6, 2011

PAXTON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-52590	20-1399613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Highway 50, Suite 2, Lake Village Professional Building, Stateline, NV 89449
Mailing Address:  P.O. Box 1148, Zephyr Cove, NV 89448-1148
(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 588-5390

Copy of correspondence to:

Richard A. Friedman, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On May 6, 2011 Paxton Energy, Inc. (the “Company”) completed its acquisition of certain assets from Montecito Offshore, L.L.C. (“Montecito”) pursuant to the Asset Sale Agreement, entered into on March 28, 2011 and amended on April 7, 2011 and May 2, 2011 (the “Montecito Agreement”) between the Company and Montecito.  Pursuant to the terms of the Montecito Agreement, Montecito agreed to sell us a 70% leasehold working interest, with a net revenue interest of 51.975% of certain oil and gas leases owned by Montecito, for $1,500,000, a subordinated promissory note in the amount of $500,000, and 15 million shares of our Common Stock.  The subordinated promissory note is subordinated to the secured convertible notes issued by the Company in the private placement that closed on May 5, 2011.

The oil and gas leases are located in the Vermillion 179 tract (“VM 179”), which is in the shallow waters of the Gulf of Mexico offshore from Louisiana, adjacent to Exxon's VM 164 #A9 well. The Company has obtained an independent reserve report relating to proven and probable reserves in the VM 179 area, which is approximately 547 acres in size.  No drilling or production has commenced as of yet, and the Company has the option of being the operator at VM 179 or engaging another party as operator.

A copy of the press release that discusses these matters is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01  Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

To be filed by amendment not later than 71 calendar days after the date that this Form 8-K must be filed with the Securities and Exchange Commission.

(b)           Pro forma financial information.

To be filed by amendment not later than 71 calendar days after the date that this Form 8-K must be filed with the Securities and Exchange Commission.

(d)           Exhibits.

10.01	Second Addendum to Asset Sale Agreement dated May 2, 2011, between Montecito Offshore, L.L.C. and Paxton Energy, Inc.

10.02	Form of Subordinated Promissory Note.

10.03	Form of Assignment and Assumption Agreement.

99.1	Press Release, issued by the Company on May 9, 2011.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAXTON ENERGY, INC.

Date: May 12, 2011	By: /s/ CHARLES F. VOLK, JR.
Charles F. Volk, Jr.
Chief Executive Officer